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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, JOHN G. SIMMONDS, the CEO of Pivotal Self-Service Technologies Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Annual Report on Form 10-KSB/A of the Company for the twelve month period ended December 31, 2002, (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchanges Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     By: /s/ John G. Simmonds
                                                         --------------------
                                                         CEO

A signed original of this written statement required by Section 906 has been provided to Pivotal Self-Service Technologies Inc. and will be retained by Pivotal Technologies Self-Service Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                                     Date: March 15, 2004


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, GARY N. HOKKANEN, the interim CFO of Pivotal Self-Service Technologies Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Annual Report on Form 10-KSB/A of the Company for the twelve month period ended December 31, 2002, (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchanges Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     By: /s/ Gary N. Hokkanen
                                                         --------------------
                                                         Interim CFO

                                                     Date: March 15, 2004

A signed original of this written statement required by Section 906 has been provided to Pivotal Self-Service Technologies Inc. and will be retained by Pivotal Technologies Self-Service Inc. and furnished to the Securities and Exchange Commission or its staff upon request.